Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT

Manufacturing and Supply Agreement between W.

R. Grace & Co.—Conn. and ChromaDex, Inc.

This Fifth Amendment to the Manufacturing and Supply Agreement (the “Fifth Amendment”) is made and effective as of January 1, 2020 (the “Fifth Amendment Effective Date”) by and between W. R. Grace & Co.—Conn. (“GRACE”) and ChromaDex. Inc. (“ChromaDex”).

RECITALS

WHEREAS, GRACE and ChromaDex entered into a certain Manufacturing and Supply Agreement effective January 1, 2016 (the “Agreement”), a First Amendment to the Agreement effective February 27, 2017, a Second Amendment to the Agreement effective January 1, 2018, a Third Amendment to the Agreement effective January 1, 2019, and a Fourth Amendment to the Agreement effective April 15, 2019, whereby GRACE agreed to sell to ChromaDex and ChromaDex agreed to purchase from GRACE […***…] defined in the specifications contained in Exhibit A of the Quality Agreement between the Parties (the “Product”) pursuant to the terms and conditions set forth therein;

WHEREAS, GRACE and ChromaDex desire and wish to further amend the Agreement as set forth herein with the understanding that all other provisions of the Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment shall remain unchanged.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual obligations herein contained, the Parties hereto agree as follows.

I. Purchase Obligations

The language added to the end of the first paragraph of Section 4 by the Third Amendment is deleted in its entirety and replaced with the following

“ChromaDex shall purchase not less than the following quantities of Product from GRACE during the specified periods

w)   […***…] of Product during the period […***…];

x)    […***…] during the period […***…];

collectively (the “Minimum Purchase Obligation”). GRACE shall make commercially reasonable efforts to have the capacity to manufacture (or have manufactured) and supply ChromaDex with […***…]of Product during the period […***…]. For avoidance of doubt, ChromaDex’s obligations with respect to its rolling and binding forecasts are not altered by any Minimum Purchase Obligations.”

II. Past Due Invoices

The following invoices are past due

•	Invoice […***…], dated […***…], in the amount of $[…***…]
•	Invoice […***…], dated […***…], in the amount of $[…***…]
•	Invoice […***…], dated […***…], in the amount of $[…***…]

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•	Invoice […***…], dated […***…], in the amount of $[…***…]

ChromaDex shall make payment to GRACE for such past due invoices as follows:

•	At least $ […***…] shall be paid on or before […***…]; and
•	The remainder shall be paid on or before […***…].

Notwithstanding any terms of the Agreement or this Fifth Amendment to the contrary, a failure by ChromaDex to make payment of […***…] of the entire amount owed under all four of these invoices by […***…] and the remainder of the entire amount owed under all four of these invoices by […***…] shall entitle GRACE to terminate the Agreement (including this Amendment) for material breach, without penalty and without any requirement for a cure period, and with GRACE retaining all rights to pursue any remedy provided for under the terms of the Agreement, as well as any and all other remedies provide for at law or at equity.

For avoidance of doubt, ChromaDex’s compliance with Section I of this Fifth Amendment does not in any way restrict GRACE’s rights under the terms of this Section II. For avoidance of doubt, termination under this Section II shall not trigger any rights under […***…] of the Agreement.

Ill.  Payment

Notwithstanding any terms of the Agreement or this Fifth Amendment to the contrary, ChromaDex shall pay GRACE within […***…] of the date of any Grace invoice which relates to Product shipped by GRACE to ChromaDex between […***…] and […***…].

IV.  Exhibit B

Exhibit B of the Agreement is deleted in its entirety and replaced by the attached Exhibit B.

Except as amended and supplemented hereby, all of the terms and conditions of the Agreement and all other Amendments shall remain and continue in full force and effect and apply hereto Capitalized terms not otherwise defined herein shall have the meaning given in the Agreement. This Fifth Amendment shall become effective as of the Fifth Amendment Effective Date.

[signatures on following page]

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IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Fifth Amendment to the Manufacturing and Supply Agreement effective as of the Fifth Amendment Effective Date.

W.R. Grace & Co.—Conn.		ChromaDex, Inc.

Signature:	/s/ John Gilbert	Signature:	/s/ Kevin Farr
Name:	John Gilbert	Name:	Kevin Farr
Title:	VP Sales	Title:	CFO
Date:	5/25/20	Date:	5/21/20

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Exhibit B: Purchase Price

Tier 1	[…***…]	[…***…]	[…***…]
Tier 2	[…***…]	[…***…]	[…***…]

[…***…]

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